UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-09561
(Investment Company Act File Number)

Century Capital Management Trust
(Exact Name of Registrant as Specified in Charter)

c/o Century Capital Management, LLC
100 Federal Street, Boston, MA  02110
(Address of Principal Executive Offices)

Jennifer Mortimer
Century Capital Management, LLC
100 Federal Street, Boston, MA  02110
(Name and Address of Agent for Service)

(617) 482-3060
(Registrant’s Telephone Number)

Date of Fiscal Year End:  October 31

Date of Reporting Period:  April 30, 2014

Item 1.	Reports to Shareholders.

This report is submitted for the general information of the shareholders of Century Shares Trust, Century Small Cap Select Fund, and Century Growth Opportunities Fund (each a “Fund” and collectively, the “Funds”). It is not authorized for distribution to prospective investors in a Fund unless it is preceded by or accompanied by the Fund’s current prospectus. The prospectus includes important information about the Fund’s objective, risks, charges and expenses, experience of its management, and other information. Please read the prospectus carefully before you invest.

The views expressed in this report are those of the Funds’ Portfolio Managers as of April 30, 2014, the end of the reporting period. Any such views are subject to change at any time and may not reflect the Portfolio Managers’ views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice. There is no assurance that the Funds will continue to invest in the securities mentioned in this report.

CENTURY FUNDS	Letter to Shareholders
April 30, 2014 (Unaudited)

Semi-Annual Report | April 30, 2014

Dear Fellow Shareholders,
The S&P500 Index posted healthy returns of 32.4% in calendar 2013 and has started 2014 by advancing 2.6% through April 30, 2014.  More importantly, U.S. equity indices have compounded annual returns above 19.0% over the last five years and have fully recovered the ground lost from the financial crisis of 2008-2009. Some things never change:  stock market returns are variable in the short-term, but long-term investors were rewarded if they remain invested through each downturn and the ensuing recovery. The economy continued to improve at a slow and steady pace, even though current investor sentiment seems mixed. We would be nervous if there is too much financial optimism.

Each of the Century Funds outperformed its benchmark during the six-month period ended April 30, 2014. Please review the Funds Commentary section to learn how each fund performed and our current positioning and outlook.

Blaming weather
The economy started the year with Q1 Real Gross Domestic Product (GDP) increasing at a slow annual rate of 0.1%, down from a Q4 increase of 2.6%. In large part, this deceleration was due to harsh weather conditions across much of the United States. We are suspicious when companies blame poor weather for weakness in their results, but severe storms significantly impacted productivity during the winter months. We are encouraged that recent corporate commentary indicates that the economy improved in April and May.

Consumer confidence continued to move higher and the unemployment rate has fallen to 6.3%, the lowest level since September of 2008. Employment is an important psychological barometer of investor optimism. Additionally, The Conference Board’s index of leading economic indicators (LEI) continued its rise.

Earnings growth continues
In our experience, equity returns usually follow earnings and corporate earnings growth continued its momentum into the new year. 75% of S&P 500 Index companies have reported Q1 earnings above median estimates, as of May 15, 2014. The blended earnings growth for Q1 earnings is 2.1% with Telecommunication Services and Utilities leading the way. Earnings increases continue to be driven by margin expansion rather than revenue growth.

Semi-Annual Report | April 30, 2014	1

CENTURY FUNDS	Letter to Shareholders
April 30, 2014 (Unaudited)

Valuations above historical averages while interest rates remain low
In our opinion, equities appear to be fairly valued at current levels, although interest rate yields remain at very low levels and tend to support higher equity valuations, as investors seek higher returning asset classes. The S&P 500 Index is trading at 15.8X next twelve months’ (NTM) earnings estimates, compared to 14.2X NTM estimates a year ago and above the ten year average of 14.1X.

We also think that most corporations are financially strong versus history (see charts below). Companies are enjoying a far higher profit margin and lower debt leverage than in the recent past. The ratio of total debt/EBITDA in the S&P 500 was at 1.4X as of Q4 2013; down from an average of 3.1X since 1986 and from a peak of 5.7X following the financial crisis of 2008. Conversely, net margins rose from 7.1% in 2008 to 10.1% as of Q4 2013, an increase of 42% from the 2008 low.

With the continued growth in earnings and rising valuations over the past several years, we are also seeing a different trading environment for equities. Correlations between stocks have decreased and now approach more normal levels (see chart on next page). After the financial crisis of 2008 and the Sovereign debt crisis of 2010, equities tended to alternate between a “risk on/risk off” framework. As markets have recovered, there has been a larger delineation between good companies and bad companies, and stocks are trading more on business fundamentals, as opposed to macroeconomic forces in the news headlines. Periods of lower correlations among stocks are generally favorable for bottom up stock-pickers.

The domestic economic recovery seems to be intact and America is now benefitting from lower energy prices than most other developed countries. Multinational corporations continue to navigate the global economic landscape well with another solid

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CENTURY FUNDS	Letter to Shareholders
April 30, 2014 (Unaudited)

quarter of earnings and low leverage profiles. Globally, improving economic outlooks in Europe and Asia are finally contributing to North American growth. The recent Russian aggression in Ukraine is an important reminder that the democratic G-7 Nations will see more regional conflict with the expansionary ambitions of China and Russia. A synchronized global expansion in 2015 needs geopolitical calm to ensure growth.

Equity ownership among young Americans
Despite the backdrop of a recovering global economic landscape and positive equity returns over the past 1 year, 5 year and 10 year periods, many investors are still underweight stock ownership, due in part to the shock of two significant recessions during the 2000-2010 decade.  The Millenial generation (under 35 years of age) appears to be as risk-averse as the Depression-era generation that was born around 1900, having reached adulthood in a period of high unemployment, mounting student loan debt and capital markets volatility.

We believe the investment industry has not made it easy for investors to feel comfortable as shareholders in public companies. It is our responsibility to help prepare younger generations to reach their future educational and retirement goals, through a prudent combination of consistent savings and investment diversification. Alongside regulators and corporations, we need to ensure these younger investors that our capital markets are fair, transparent and capable of helping safeguard shareholder interests, while providing the necessary capital for companies to adapt and grow over time.

Equity returns over time

Semi-Annual Report | April 30, 2014	3

CENTURY FUNDS	Letter to Shareholders
April 30, 2014 (Unaudited)

Life is about finding the right balance of risk and return in the choices we make. At Century, we feel the same way about investing and recognize the fiduciary role we play in our shareholders’ overall financial roadmap. We remain committed to investing in high-quality growth companies that we believe will deliver solid results in normal and nervous markets and provide an attractive return profile over a full market cycle.

As always, it is a great privilege to navigate the investment landscape with you, and we thank you for your continued support and partnership.

Respectfully submitted,

Alexander L. Thorndike
Chairman of the Century Funds

Past performance is not indicative of future results.

S&P 500® Index which is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.  One cannot invest directly in an index.

Correlation is a statistical measure of how an index moves in relation to another index or model portfolio. A correlation ranges from -1 to 1. A correlation of 1 means the two indexes have moved in lockstep with each other. A correlation of -1 means the two indexes have moved in exactly the opposite direction.

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CENTURY FUNDS	Fund Commentary
CENTURY SHARES TRUST	April 30, 2014 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?
For the six-month period ended April 30, 2014, Century Shares Trust’s Institutional shares returned 9.15%, outperforming the Russell 1000 Growth Index (R1000G), the Fund’s benchmark, which returned 6.95%. The S&P 500 Index gained 8.36%.

WHAT FACTORS INFLUENCED PERFORMANCE?
The two primary drivers of performance over the past six months were strong stock market appreciation and portfolio stock selection. The Fund continued to benefit from strong performance of domestic equity markets. In fact, performance of the R1000G was fairly broad-based with 5 of the 10 sectors generating returns of over 9% and only 1 sector (Telecom Services) generating a negative return for the six-month period. In terms of the Fund, the Consumer Discretionary and Healthcare sectors performed best, while the Industrial and Financial sectors were the weakest.

Century Shares Trust’s performance was positively impacted by several stocks. Specifically, Actavis plc (pharmaceutical), LyondellBasell Industries N.V. (chemical), and Allergan, Inc. (specialty pharmaceutical) contributed to performance over the past six months. Actavis benefited from an accretive deal to acquire Forest Laboratories. LyondellBasell has continued to benefit from inexpensive raw materials and operational improvements. Allergan’s stock price increased when Valeant Pharmaceuticals International, Inc. and Pershing Square Capital made a joint bid to acquire the company; no deal has been reached.

Conversely, Dollar General Corp. (discount retailing), Stericycle, Inc. (medical waste management), and Celgene Corp. (biotechnology) all detracted from performance. Dollar General was weaker as harsh winter weather negatively impacted sales trends. Stericycle traded down on concerns that new business opportunities will pressure both gross and operating margins. Celgene was weaker on patent expiration issues.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD END?
We are confident in the Fund’s current portfolio positioning, believing the companies we own will do well in a slow growth environment. The Fund is diversified across almost every sector, while maintaining overweight positions in the Materials, Health Care, Financial and Energy sectors. We have a bias toward higher quality growth companies, believing these companies will generate solid growth and returns over time.

With the stock market continuing to generate attractive returns over the past six months, we continue to re-evaluate our portfolio holdings as they reach their price targets. We have sold or trimmed many of these positions. As a result, our weighting in the Consumer Discretionary and Technology sectors has declined. While new investment opportunities are not as plentiful as they were a year ago, we are still able to find attractive stocks to buy.

Past performance is not indicative of future results. Current performance may be lower or higher than the performance data quoted.

Semi-Annual Report | April 30, 2014	5

CENTURY FUNDS	Fund Commentary
CENTURY SHARES TRUST	April 30, 2014 (Unaudited)

Risks: The Fund may invest a significant portion of assets in a limited number of companies or in companies within the same market sector. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies or sectors and therefore may experience greater price volatility than funds with more diversified portfolios. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
LYONDELLBASELL INDUSTRIES NV, CLASS A Chemicals	4.61%
ACTAVIS PLC Pharmaceuticals	4.03%
B/E AEROSPACE, INC. Aerospace & Defense	3.83%
FMC TECHNOLOGIES, INC. Energy Equipment & Services	3.72%
INTERNATIONAL BUSINESS MACHINES CORP. IT Services	3.60%
D.R. HORTON, INC. Household Durables	3.55%
AMERICAN TOWER CORP. Real Estate Investment Trust (REITs)	3.54%
CBRE GROUP, INC., CLASS A Real Estate Management & Development	3.51%
UNION PACIFIC CORP. Road & Rail	3.19%
EXPRESS SCRIPTS HOLDING CO. Health Care Providers & Services	3.04%

Portfolio Composition*
Information Technology	23.7%
Health Care	14.7%
Consumer Discretionary	13.5%
Industrials	9.9%
Consumer Staples	8.0%
Materials	7.6%
Financials	7.4%
Energy	6.7%
Cash, Cash Equivalents, & Other Net Assets	8.5%

*Based on the Fund’s net assets at April 30, 2014 and subject to change.

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CENTURY FUNDS	Performance Summary
CENTURY SHARES TRUST	April 30, 2014 (Unaudited)

Institutional Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the  most recent month-end performance, please call 800-303-1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.11% for the Institutional Shares. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns April 30, 2014
	1 Year	3 Years	5 Years	10 Years
Century Shares Trust - Institutional Shares	24.92%	12.28%	17.31%	6.84%
Russell 1000® Growth Index	20.66%	13.37%	19.47%	7.99%

Growth of $100,000 for the period ended April 30, 2014

The graph and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the listed indices. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Semi-Annual Report | April 30, 2014	7

CENTURY FUNDS	Fund Commentary
CENTURY SMALL CAP SELECT FUND	April 30, 2014 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?
For the six-month period ended April 30, 2014, Century Small Cap Select Fund’s Institutional Shares returned 3.21% and the Investor Shares returned 3.07%, outperforming the Russell 2000 Growth Index (R2000G), the Fund’s benchmark, which returned 1.27%.

WHAT FACTORS INFLUENCED PERFORMANCE?
With the R2000G up only 1.27%, stock selection was the primary driver of performance over the past six months. Stock selection strength was led by Health Care, followed by the Energy and Industrial sectors. Strength in these sectors was partially offset by weakness in Information Technology. The top performing stocks included Basic Energy Services, Inc. (energy), Jazz Pharmaceuticals plc (biotechnology), and Gentherm, Inc. (heating/cooling technologies). Basic Energy benefited from higher oil prices, which is expected to lead to increased demand. Jazz Pharmaceuticals’ partnership with Aerial BioPharma, LLC improved its product offering and sales growth profile. Gentherm has continued to generate strong revenue growth, due to strong automotive volume and increased penetration.

Conversely, Proofpoint, Inc. (security software), DSW, Inc. (footwear retailer), and Movado Group, Inc. (watchmaker) were underperformers. Proofpoint traded down as investors grew concerned about decelerating growth in addition to a broader trend of downward pressure on highly valued technology companies. DSW sold off on pricing pressures from aggressive retailers and a general weakening of trends in women’s fashion shoes. Movado was weaker due to a competitive threat from Smart Watches and gross margins being pressured by the repositioning of the Coach brand.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD END?
We believe the Fund is well positioned to generate attractive returns given its focus on investing in quality growth franchises. The Fund is diversified across almost every sector. Sector allocation within the Portfolio has changed only modestly over the past six months. For example, the Health Care industry exposure decreased from an over-weight to a market-weight. Century’s bottom up investment approach drives our investment decisions.

We expect earnings growth to be the primary driver of market appreciation over the next year and believe this environment plays to Century’s strength of focusing on in-depth fundamental research. By investing time and effort, we believe we gain a strong understanding of the levers that drive growth at our portfolio companies and are able to make more informed decisions that will generate attractive risk-adjusted returns over time. We are confident that we will be able to find attractive investment opportunities among well-run companies with underappreciated growth, despite the overall equity markets being fairly valued today.

Past performance is not indicative of future results. Current performance may be lower or higher than the performance data quoted.

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CENTURY FUNDS	Fund Commentary
CENTURY SMALL CAP SELECT FUND	April 30, 2014 (Unaudited)

Risks: The Fund concentrates its investments in the financial services and health care group of industries. Concentration in a particular industry subjects the Fund to the risks associated with that industry, and as a result, the Fund may be subject to greater price volatility than funds with less concentrated portfolios. In addition, the Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
CAI INTERNATIONAL, INC. Trading Companies & Distributors	3.56%
COHEN & STEERS, INC. Capital Markets	3.39%
GENERAC HOLDINGS, INC. Electrical Equipment	2.95%
HERMAN MILLER, INC. Commercial Services & Supplies	2.88%
KFORCE, INC. Professional Services	2.82%
J2 GLOBAL, INC. Internet Software & Services	2.73%
SAIA, INC. Road & Rail	2.60%
RYLAND GROUP, INC. Household Durables	2.59%
DEALERTRACK TECHNOLOGIES, INC. Internet Software & Services	2.53%
HANESBRANDS, INC. Textiles, Apparel & Luxury Goods	2.43%

Portfolio Composition*
Health Care	21.1%
Information Technology	20.4%
Industrials	18.1%
Consumer Discretionary	16.5%
Financials	6.9%
Energy	6.5%
Materials	3.5%
Consumer Staples	3.0%
Cash, Cash Equivalents, & Other Net Assets	4.0%

*Based on the Fund’s net assets at April 30, 2014 and subject to change.

Semi-Annual Report | April 30, 2014	9

CENTURY FUNDS	Performance Summary
CENTURY SMALL CAP SELECT FUND	April 30, 2014 (Unaudited)

Institutional Shares and Investor Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the most recent month-end performance, please call 800-303-1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.12% for the Institutional Shares and 1.41% for the Investor Shares. Returns would have been lower during the 10 year period if certain fees had not been waived or expenses reimbursed. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns April 30, 2014
	1 Year	3 Years	5 Years	10 Years
Century Small Cap Select Fund - Institutional Shares	19.39%	8.60%	20.64%	7.36%
Century Small Cap Select Fund - Investor Shares	19.05%	8.25%	20.23%	7.00%
Russell 2000® Growth Index	21.46%	10.33%	20.50%	8.85%

Growth of $100,000 for the period ended April 30, 2014 Institutional Shares	Growth of $10,000 for the period ended April 30, 2014 Investor Shares

The graphs and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

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CENTURY FUNDS	Fund Commentary
CENTURY GROWTH OPPORTUNITIES FUND	April 30, 2014 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?
For the six-month period ended April 30, 2014, Century Growth Opportunities Fund’s Institutional Shares returned 4.95%, beating the Russell 2500 Growth Index (R2500G), which returned 3.35%.

WHAT FACTORS INFLUENCED PERFORMANCE?
The Fund’s outperformance was primarily a result of stock selection. The Healthcare, Industrials and Energy sectors were the largest contributors to portfolio attribution as Jazz Pharmaceuticals plc, (biotechnology), Salix Pharmaceuticals, Ltd. (medical devices), and United Rentals, Inc. (equipment rental) fared well. Jazz Pharmaceuticals’ partnership with Aerial BioPharma, LLC improved Jazz’s product offering and sales growth profile. Salix Pharmaceuticals lifted from an accretive acquisition of Santarus, Inc. United Rentals has benefited from the trend of renting as opposed to owning industrial machinery.

Conversely, Materials, Consumer Discretionary and Information Technology detracted from performance as ULTA Salon, Cosmetics & Fragrance, Inc. (retail store), Mercadolibre, Inc. (commerce platform), and BroadSoft, Inc. (software) traded down. ULTA missed earnings as their new CEO decided to reinvest in the business and reset earnings expectations. Mercadolibre traded down on Venezuela devaluation concerns and an overall slowing South American economy. Broadsoft suffered from fundamental deterioration and missed earnings as new competitors emerged.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD END?
Although the markets have traded down recently, we continue to be encouraged by accommodating monetary policy, the improving, albeit slowly, domestic economy and strong corporate balance sheets.  However, a fair amount of uncertainty still surrounds markets as investors contemplate rising valuations, the unwinding of federal stimulus and the potential for additional geopolitical conflict.

Given strong equity market returns in 2013 and rising equity valuations we are investing in companies with the expectation that future earnings growth will drive more stock price appreciation than multiple expansion. The current market environment requires deep fundamental research which is a core tenant of our investment process. Currently, the portfolio’s largest weightings are in the Information Technology, Industrials and Healthcare sectors as we continue to invest in companies with attractive secular growth trends at reasonable valuations.

Past performance is not indicative of future results. Current performance may be lower or higher than the performance data quoted.

Semi-Annual Report | April 30, 2014	11

CENTURY FUNDS	Fund Commentary
CENTURY GROWTH OPPORTUNITIES FUND	April 30, 2014 (Unaudited)

Risks: The Fund invests mainly in small-cap and mid-cap companies, which, historically, have been more volatile in price than the stocks of large-cap companies. The Fund may invest in foreign companies, which involves risks not associated with investing solely in U.S. companies, such as currency fluctuations, unfavorable political developments, or economic instability. These risks are magnified in emerging markets. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
GREENBRIER COMPANIES, INC. Machinery	2.44%
PENN VIRGINIA CORP. Oil, Gas & Consumable Fuels	2.44%
HANESBRANDS, INC. Textiles, Apparel & Luxury Goods	2.36%
B/E AEROSPACE, INC. Aerospace & Defense	2.22%
GENERAC HOLDINGS, INC. Electrical Equipment	2.21%
SALIX PHARMACEUTICALS LTD. Pharmaceuticals	2.18%
COOPER COMPANIES, INC. Health Care Equipment & Supplies	2.16%
NXP SEMICONDUCTOR NV Semiconductors & Semiconductor Equipment	2.15%
UNIVERSAL HEALTH SERVICES, INC., CLASS B Health Care Providers & Services	2.13%
UNITED RENTALS, INC. Trading Companies & Distributors	2.11%

Portfolio Composition*
Industrials	21.9%
Health Care	19.2%
Information Technology	17.3%
Consumer Discretionary	17.2%
Energy	10.0%
Consumer Staples	3.9%
Financials	3.6%
Materials	2.9%
Telecommunication Services	1.8%
Cash, Cash Equivalents, & Other Net Assets	2.2%

*Based on the Fund’s net assets at April 30, 2014 and subject to change.

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CENTURY FUNDS	Performance Summary
CENTURY GROWTH OPPORTUNITIES FUND	April 30, 2014 (Unaudited)

Institutional Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the  most recent month-end performance, please call 800-303-1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.12%. The Adviser has agreed contractually to limit the operating expenses for the Fund’s Institutional Shares to 1.10% through February 28, 2015. Returns would have been lower during all periods if certain fees had not been waived or expenses reimbursed. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns April 30, 2014
	1 Year	3 Years	Since Inception*
Century Growth Opportunities Fund - Institutional Shares	23.36%	7.68%	11.56%
Russell 2500® Growth Index	21.77%	11.30%	17.27%

* Fund inception date of November 17, 2010.

Growth of $100,000 for the period ended April 30, 2014

The graph and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the listed indices. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

Semi-Annual Report | April 30, 2014	13

CENTURY FUNDS	Portfolio of Investments
CENTURY SHARES TRUST	April 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS - 91.5%
Consumer Discretionary - 13.5%
Hotels, Restaurants & Leisure - 2.8%
104,455	Marriott International, Inc., Class A	$6,051,078
Household Durables - 6.0%
338,870	D.R. Horton, Inc.	7,550,023
172,180	Newell Rubbermaid, Inc.	5,184,340
		12,734,363
Internet & Catalog Retail - 2.0%
3,593	Priceline.com, Inc.(a)	4,159,796
Media - 2.7%
74,465	DIRECTV(a)	5,778,484
Total Consumer Discretionary		28,723,721

Consumer Staples - 8.0%
Beverages - 3.0%
73,639	PepsiCo, Inc.	6,324,854
Food & Staples Retailing - 2.6%
75,823	CVS Caremark Corp.	5,513,849
Household Products - 2.4%
62,106	Procter & Gamble Co.	5,126,850
Total Consumer Staples		16,965,553

Energy - 6.7%
Energy Equipment & Services - 3.7%
139,745	FMC Technologies, Inc.(a)	7,923,541
Oil, Gas & Consumable Fuels - 3.0%
112,235	Valero Energy Corp.	6,416,475
Total Energy		14,340,016

Financials - 7.4%
Diversified Financial Services - 0.4%
4	Berkshire Hathaway, Inc., Class A(a)	773,100
Real Estate Investment Trust (REITs) - 3.5%
90,115	American Tower Corp.	7,526,405
Real Estate Management & Development - 3.5%
280,085	CBRE Group, Inc., Class A(a)	7,461,464
Total Financials		15,760,969

Shares	Value
Health Care - 14.7%
Biotechnology - 6.2%
28,564	Alexion Pharmaceuticals, Inc.(a)	$4,518,825
29,131	Celgene Corp.(a)	4,282,548
105,728	Grifols SA, Sponsored ADR, Class B	4,339,077
		13,140,450
Health Care Providers & Services - 3.0%
97,233	Express Scripts Holding Co.(a)	6,473,773
Pharmaceuticals - 5.5%
41,937	Actavis PLC(a)	8,568,988
18,881	Allergan, Inc.	3,131,225
		11,700,213
Total Health Care		31,314,436

Industrials - 9.9%
Aerospace & Defense - 3.9%
92,793	B/E Aerospace, Inc.(a)	8,144,442
Construction & Engineering - 2.8%
79,426	Fluor Corp.	6,012,548
Road & Rail - 3.2%
35,681	Union Pacific Corp.	6,794,733
Total Industrials		20,951,723

Information Technology - 23.7%
Internet Software & Services - 7.4%
120,230	eBay, Inc.(a)	6,231,521
8,952	Google, Inc., Class A(a)	4,714,660
8,952	Google, Inc., Class C(a)	4,788,246
		15,734,427
IT Services - 6.0%
38,996	International Business Machines Corp.	7,661,544
25,363	Visa, Inc., Class A	5,138,797
		12,800,341
Semiconductors & Semiconductor Equipment - 3.0%
401,310	Marvell Technology Group Ltd.	6,364,777

See Notes to Financial Statements
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CENTURY FUNDS	Portfolio of Investments
CENTURY SHARES TRUST	April 30, 2014 (Unaudited)

Shares	Value
Information Technology - 23.7% (continued)
Software - 4.5%
49,952	Adobe Systems, Inc.(a)	$3,081,539
157,841	Oracle Corp.	6,452,540
		9,534,079
Technology Hardware, Storage & Peripherals - 2.8%
10,267	Apple, Inc.	6,058,454
Total Information Technology		50,492,078

Materials - 7.6%
Chemicals - 7.6%
106,153	LyondellBasell Industries NV, Class A	9,819,152
57,134	Monsanto Co.	6,324,734
Total Materials		16,143,886

TOTAL COMMON STOCKS
(Cost $142,667,140)		194,692,382

SHORT-TERM INVESTMENTS - 3.7%
Money Market Mutual Funds - 3.7%
7,889,018	State Street Institutional U.S. Government Money Market Fund - Investment Class (0.00%(b) 7 Day Yield)	7,889,018

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,889,018)		7,889,018

TOTAL INVESTMENTS - 95.2%
(Cost, $150,556,158)		202,581,400

Other Assets in Excess of Liabilities - 4.8%		10,265,489

NET ASSETS - 100.0%		$212,846,889

(a)	Non-income producing security.
(b)	Less than 0.005%.

Abbreviations:
ADR	-	American Depositary Receipt
Ltd.	-	Limited
NV	-	Naamloze Vennootschap (Dutch: Limited Liability Company)
PLC	-	Public Limited Company
SA	-	Generally designated corporations in various countries, mostly those employing civil law

See Notes to Financial Statements
Semi-Annual Report | April 30, 2014	15

CENTURY FUNDS	Portfolio of Investments
CENTURY SMALL CAP SELECT FUND	April 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS - 96.0%
Consumer Discretionary - 16.5%
Auto Components - 2.0%
230,774	Gentherm, Inc.(a)	$8,388,635
Hotels, Restaurants & Leisure - 2.7%
91,992	Bally Technologies, Inc.(a)	5,989,599
20,997	Buffalo Wild Wings, Inc.(a)	3,068,082
171,067	Ruth’s Hospitality Group, Inc.	2,153,733
		11,211,414
Household Durables - 2.6%
276,224	Ryland Group, Inc.	10,604,239
Internet & Catalog Retail - 1.7%
209,224	HomeAway, Inc.(a)	6,824,887
Media - 1.7%
1,088,936	Cumulus Media, Inc., Class A(a)	6,980,080
Specialty Retail - 1.1%
131,378	DSW, Inc., Class A	4,386,712
Textiles, Apparel & Luxury Goods - 4.7%
120,993	Hanesbrands, Inc.	9,932,315
232,178	Movado Group, Inc.	9,119,952
		19,052,267
Total Consumer Discretionary		67,448,234

Consumer Staples - 3.0%
Food & Staples Retailing - 3.0%
42,847	PriceSmart, Inc.	4,115,026
104,671	Susser Holdings Corp.(a)	8,099,442
Total Consumer Staples		12,214,468

Energy - 6.5%
Energy Equipment & Services - 3.9%
149,654	Basic Energy Services, Inc.(a)	3,953,859
137,064	C&J Energy Services, Inc.(a)	4,120,144
794,082	Key Energy Services, Inc.(a)	7,972,583
		16,046,586
Oil, Gas & Consumable Fuels - 2.6%
354,568	Penn Virginia Corp.(a)	5,900,012
111,263	Western Refining, Inc.	4,839,940
		10,739,952
Total Energy		26,786,538

Shares	Value
Financials - 6.9%
Banks - 1.6%
196,244	Eagle Bancorp, Inc.(a)	$6,552,587
Capital Markets - 3.4%
342,037	Cohen & Steers, Inc.	13,855,919
Diversified Financial Services - 1.1%
264,835	Marlin Business Services Corp.	4,547,217
Insurance - 0.8%
134,364	American Equity Investment Life Holding Co.	3,133,368
Total Financials		28,089,091

Health Care - 21.1%
Biotechnology - 1.5%
236,906	NPS Pharmaceuticals, Inc.(a)	6,306,438
Health Care Equipment & Supplies - 3.4%
107,371	Cyberonics, Inc.(a)	6,352,068
314,792	Globus Medical, Inc., Class A(a)	7,687,221
		14,039,289
Health Care Providers & Services - 7.9%
233,388	Acadia Healthcare Co., Inc.(a)	9,806,964
143,512	Air Methods Corp.(a)	7,989,313
282,553	Brookdale Senior Living, Inc.(a)	8,996,487
70,703	Molina Healthcare, Inc.(a)	2,644,292
100,915	PharMerica Corp.(a)	2,743,879
		32,180,935
Life Sciences Tools & Services - 4.3%
201,160	Bruker Corp.(a)	4,155,966
285,998	Cambrex Corp.(a)	5,860,099
220,564	WuXi PharmaTech (Cayman), Inc., Sponsored ADR(a)	7,499,176
		17,515,241
Pharmaceuticals - 4.0%
127,045	Akorn, Inc.(a)	3,204,075
224,305	Depomed, Inc.(a)	3,142,513
17,443	Jazz Pharmaceuticals PLC(a)	2,353,061
145,543	Lannett Co., Inc.(a)	5,025,600
629,592	TherapeuticsMD, Inc.(a)	2,644,286
		16,369,535
Total Health Care		86,411,438

See Notes to Financial Statements
16	centuryfunds.com

CENTURY FUNDS	Portfolio of Investments
CENTURY SMALL CAP SELECT FUND	April 30, 2014 (Unaudited)

Shares	Value
Industrials - 18.1%
Building Products - 1.9%
157,124	Universal Forest Products, Inc.	$7,933,191
Commercial Services & Supplies - 2.9%
382,563	Herman Miller, Inc.	11,794,417
Electrical Equipment - 3.0%
205,050	Generac Holdings, Inc.	12,073,344
Professional Services - 2.8%
499,706	Kforce, Inc.	11,553,203
Road & Rail - 2.6%
258,647	Saia, Inc.(a)	10,648,497
Trading Companies & Distributors - 4.9%
670,300	CAI International, Inc.(a)	14,579,025
49,411	DXP Enterprises, Inc.(a)	5,593,819
		20,172,844
Total Industrials		74,175,496

Information Technology - 20.4%
Communications Equipment - 2.8%
62,855	Palo Alto Networks, Inc.(a)	3,996,321
192,717	Ubiquiti Networks, Inc.(a)	7,463,930
		11,460,251
Internet Software & Services - 9.9%
196,490	Constant Contact, Inc.(a)	5,081,231
226,685	Dealertrack Technologies, Inc.(a)	10,357,238
30,194	Demandware, Inc.(a)	1,498,528
240,885	j2 Global, Inc.	11,167,429
159,479	SciQuest, Inc.(a)	3,824,306
281,163	Web.com Group, Inc.(a)	8,634,516
		40,563,248
IT Services - 1.0%
134,709	Acxiom Corp.(a)	3,804,182
Semiconductors & Semiconductor Equipment - 4.1%
700,613	Integrated Device Technology, Inc.(a)	8,176,154
125,598	Mellanox Technologies Ltd.(a)	4,392,162
113,185	Monolithic Power Systems, Inc.(a)	4,199,163
		16,767,479
Software - 2.6%
429,122	Callidus Software, Inc.(a)	4,095,969
65,191	Proofpoint, Inc.(a)	1,658,459

Shares	Value
Information Technology - 20.4% (continued)
Software - 2.6% (continued)
60,378	Tyler Technologies, Inc.(a)	$4,929,864
		10,684,292
Total Information Technology		83,279,452

Materials - 3.5%
Chemicals - 0.2%
53,871	American Vanguard Corp.	959,442
Construction Materials - 1.3%
64,799	Eagle Materials, Inc.	5,399,701
Metals & Mining - 2.0%
175,554	U.S. Silica Holdings, Inc.	7,929,774
Total Materials		14,288,917

TOTAL COMMON STOCKS
(Cost $317,467,541)		392,693,634

SHORT-TERM INVESTMENTS - 3.0%
Money Market Mutual Funds - 3.0%
12,144,655	State Street Institutional U.S. Government Money Market Fund - Investment Class (0.00%(b) 7 Day Yield)	12,144,655

TOTAL SHORT-TERM INVESTMENTS
(Cost $12,144,655)		12,144,655

TOTAL INVESTMENTS - 99.0%
(Cost, $329,612,196)		404,838,289

Other Assets in Excess of Liabilities - 1.0%		4,281,761

NET ASSETS - 100.0%		$409,120,050

(a)	Non-income producing security.
(b)	Less than 0.005%.

Abbreviations:
ADR	-	American Depositary Receipt
Ltd.	-	Limited
PLC	-	Public Limited Company

See Notes to Financial Statements
Semi-Annual Report | April 30, 2014	17

CENTURY FUNDS	Portfolio of Investments
CENTURY GROWTH OPPORTUNITIES FUND	April 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS - 97.8%
Consumer Discretionary - 17.2%
Auto Components - 1.0%
23,749	Gentherm, Inc.(a)	$863,276
Diversified Consumer Services - 2.0%
40,945	Grand Canyon Education, Inc.(a)	1,765,548
Hotels, Restaurants & Leisure - 2.1%
12,232	Buffalo Wild Wings, Inc.(a)	1,787,340
Household Durables - 3.0%
40,426	D.R. Horton, Inc.	900,691
28,838	Jarden Corp.(a)	1,648,092
		2,548,783
Internet & Catalog Retail - 1.0%
10,743	TripAdvisor, Inc.(a)	867,390
Multiline Retail - 1.0%
22,186	Big Lots, Inc.(a)	876,347
Specialty Retail - 1.4%
13,272	Ulta Salon, Cosmetics & Fragrance, Inc.(a)	1,164,087
Textiles, Apparel & Luxury Goods - 5.7%
21,306	Deckers Outdoor Corp.(a)	1,682,109
24,760	Hanesbrands, Inc.	2,032,548
35,092	Kate Spade & Co.(a)	1,220,149
		4,934,806
Total Consumer Discretionary		14,807,577

Consumer Staples - 3.9%
Food & Staples Retailing - 1.9%
23,480	United Natural Foods, Inc.(a)	1,620,824
Food Products - 2.0%
62,245	WhiteWave Foods Co., Class A(a)	1,723,564
Total Consumer Staples		3,344,388

Energy - 10.0%
Energy Equipment & Services - 4.5%
65,856	Basic Energy Services, Inc.(a)	1,739,916
6,434	CARBO Ceramics, Inc.	900,181
129,175	Key Energy Services, Inc.(a)	1,296,917
		3,937,014
Oil, Gas & Consumable Fuels - 5.5%
23,869	Gulfport Energy Corp.(a)	1,758,429
126,443	Penn Virginia Corp.(a)	2,104,012

Shares	Value
Energy - 10.0% (continued)
Oil, Gas & Consumable Fuels - 5.5% (continued)
19,767	Western Refining, Inc.	$859,864
		4,722,305
Total Energy		8,659,319

Financials - 3.6%
Banks - 2.0%
60,869	PrivateBancorp, Inc.	1,678,159
Capital Markets - 1.6%
20,956	Waddell & Reed Financial, Inc., Class A	1,413,482
Total Financials		3,091,641

Health Care - 19.2%
Biotechnology - 2.0%
37,089	Alkermes PLC(a)	1,715,737
Health Care Equipment & Supplies - 6.6%
14,135	Cooper Companies, Inc.	1,864,548
26,436	Cyberonics, Inc.(a)	1,563,954
68,720	Globus Medical, Inc., Class A(a)	1,678,142
12,591	West Pharmaceutical Services, Inc.	546,198
		5,652,842
Health Care Providers & Services - 4.2%
30,500	MEDNAX, Inc.(a)	1,807,125
22,480	Universal Health Services, Inc., Class B	1,838,639
		3,645,764
Life Sciences Tools & Services - 1.2%
49,461	Cambrex Corp.(a)	1,013,456

Pharmaceuticals - 5.2%
27,833	Endo International PLC(a)	1,751,948
25,830	Lannett Co., Inc.(a)	891,910
17,134	Salix Pharmaceuticals Ltd.(a)	1,884,740
		4,528,598
Total Health Care		16,556,397

Industrials - 21.9%
Aerospace & Defense - 2.2%
21,785	B/E Aerospace, Inc.(a)	1,912,069

See Notes to Financial Statements
18	centuryfunds.com

CENTURY FUNDS	Portfolio of Investments
CENTURY GROWTH OPPORTUNITIES FUND	April 30, 2014 (Unaudited)

Shares	Value

Industrials - 21.9% (continued)
Airlines - 2.0%
30,399	Spirit Airlines, Inc.(a)	$1,727,879
Construction & Engineering - 2.1%
22,182	Chicago Bridge & Iron Co., NV	1,776,113
Electrical Equipment - 3.9%
12,028	Acuity Brands, Inc.	1,498,328
32,303	Generac Holdings, Inc.	1,902,001
		3,400,329
Machinery - 5.5%
40,138	Greenbrier Companies, Inc.(a)	2,104,837
41,622	ITT Corp.	1,795,573
7,578	Snap-on, Inc.	879,048
		4,779,458
Professional Services - 2.0%
21,270	Manpowergroup, Inc.	1,730,102
Trading Companies & Distributors - 4.2%
19,463	MSC Industrial Direct Co., Inc., Class A	1,772,301
19,434	United Rentals, Inc.(a)	1,823,492
		3,595,793
Total Industrials		18,921,743

Information Technology - 17.3%
Communications Equipment - 2.4%
6,569	Palo Alto Networks, Inc.(a)	417,657
42,847	Ubiquiti Networks, Inc.(a)	1,659,464
		2,077,121
Internet Software & Services - 2.1%
8,516	Demandware, Inc.(a)	422,649
46,425	Web.com Group, Inc.(a)	1,425,712
		1,848,361
IT Services - 6.4%
3,539	Alliance Data Systems Corp.(a)	856,084
45,664	Cardtronics, Inc.(a)	1,528,831
11,725	FleetCor Technologies, Inc.(a)	1,338,174
41,253	MAXIMUS, Inc.	1,756,140
		5,479,229
Semiconductors & Semiconductor Equipment - 6.4%
147,089	Integrated Device Technology, Inc.(a)	1,716,529
31,571	Mellanox Technologies Ltd.(a)	1,104,038
31,163	NXP Semiconductor NV(a)	1,857,938

Shares	Value
Information Technology - 17.3% (continued)
Semiconductors & Semiconductor Equipment - 6.4% (continued)
17,011	Power Integrations, Inc.	$803,429
		5,481,934
Total Information Technology		14,886,645

Materials - 2.9%
Chemicals - 2.9%
14,738	Cabot Corp.	851,856
127,861	Ferro Corp.(a)	1,659,636
Total Materials		2,511,492

Telecommunication Services - 1.8%
Diversified Telecommunication Services - 1.8%
45,504	Cogent Communications Group, Inc.	1,568,523

TOTAL COMMON STOCKS
(Cost $68,983,490)		84,347,725

SHORT-TERM INVESTMENTS - 2.4%
Money Market Mutual Funds - 2.4%
2,114,611	State Street Institutional U.S. Government Money Market Fund - Investment Class (0.00%(b) 7 Day Yield)	2,114,611

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,114,611)		2,114,611

TOTAL INVESTMENTS - 100.2%
(Cost, $71,098,101)		86,462,336

Liabilities in Excess of Other Assets - (0.2%)		(204,006)

NET ASSETS - 100.0%		$86,258,330

(a)	Non-income producing security.
(b)	Less than 0.005%.

Abbreviations:
Ltd.	-	Limited
NV	-	Naamloze Vennootschap (Dutch: Limited Liability Company)
PLC	-	Public Limited Company

See Notes to Financial Statements
Semi-Annual Report | April 30, 2014	19

CENTURY FUNDS	Statements of Assets and Liabilities
April 30, 2014 (Unaudited)

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
ASSETS:
Investments, at value (Note 1) (cost - see below)	$202,581,400	$404,838,289	$86,462,336
Receivable for investments sold	10,330,260	5,840,400	1,754,003
Receivable for fund shares subscribed	14,771	398,691	64,354
Dividends receivable	155,557	6,480	12,335
Prepaid expenses	13,073	25,932	5,407
Total Assets	213,095,061	411,109,792	88,298,435

LIABILITIES:
Payable to Affiliates:
Investment adviser fees (Note 4)	138,622	321,586	53,217
Administration fees (Note 5)	17,328	–	7,152
Distribution and service fees (Note 6)	–	21,624	–
Payable for investments purchased	–	1,471,210	1,861,932
Payable for shares redeemed	13,383	47,229	61,099
Payable to trustees	12,750	31,428	7,460
Accrued expenses and other liabilities	66,089	96,665	49,245
Total Liabilities	248,172	1,989,742	2,040,105
NET ASSETS	$212,846,889	$409,120,050	$86,258,330

NET ASSETS CONSIST OF:
Paid-in capital	$129,671,268	$295,562,614	$61,684,025
Accumulated net investment loss	(266,407)	(4,007,617)	(907,459)
Accumulated net realized gain on investments	31,416,786	42,338,960	10,117,529
Unrealized appreciation in value of investments	52,025,242	75,226,093	15,364,235
NET ASSETS	$212,846,889	$409,120,050	$86,258,330

Net Assets:
Institutional Shares	$212,846,889	$286,873,267	$86,258,330
Investor Shares	N/A	$122,246,783	N/A
Shares Outstanding (Note 2):
Institutional Shares	9,231,127	8,612,009	5,991,010
Investor Shares	N/A	3,812,147	N/A
Net Asset Value Per Share
(Represents both the offering and redemption price)(a)
Institutional Shares	$23.06	$33.31	$14.40
Investor Shares	N/A	$32.07	N/A
Cost of investments	$150,556,158	$329,612,196	$71,098,101

(a)	A redemption fee may be assessed for shares redeemed within 90 days after purchase. (Note 1)

See Notes to Financial Statements
20	centuryfunds.com

CENTURY FUNDS	Statements of Operations
For the Six Months Ended April 30, 2014 (Unaudited)

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
INVESTMENT INCOME:
Dividends	$1,048,122	$1,212,609	$154,887
Foreign taxes withheld	(3,862)	–	(446)
Total Investment Income	1,044,260	1,212,609	154,441

EXPENSES:
Investment adviser fees (Notes 4 and 7)	830,940	2,025,119	365,130
Distribution and service fees (Note 6):
Investor Shares	–	134,343	–
Administrative fees	103,868	–	45,641
Transfer agency fees:
Institutional Shares	51,917	69,550	12,308
Investor Shares	–	79,960	–
Fund accounting fees	12,527	24,852	6,793
Custodian fees	8,558	16,985	18,161
Insurance fees	6,088	14,252	3,386
Professional fees	30,953	38,842	27,247
Registration fees	13,742	21,371	10,597
Trustee fees	35,006	74,304	16,145
Printing fees	24,146	27,826	1,668
Other expenses	26,416	29,780	5,835
Total Expenses	1,144,161	2,557,184	512,911

Adviser waivers/reimbursements (Note 7)	–	–	(11,041)
Net Expenses	1,144,161	2,557,184	501,870

NET INVESTMENT LOSS	(99,901)	(1,344,575)	(347,429)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	31,506,054	43,377,938	11,006,323
Net change in unrealized depreciation of investments	(13,225,387)	(27,650,617)	(6,039,877)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	18,280,667	15,727,321	4,966,446
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,180,766	$14,382,746	$4,619,017

See Notes to Financial Statements
Semi-Annual Report | April 30, 2014	21

CENTURY FUNDS

	Century Shares Trust
	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013

OPERATIONS:
Net investment income/(loss)	$(99,901)	$290,829
Net realized gain on investments	31,506,054	11,876,647
Change in net unrealized appreciation/(depreciation)	(13,225,387)	34,752,330
Net increase in net assets resulting from operations	18,180,766	46,919,806

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Shares
From net investment income	–	(399,960)
From net realized gains on investments	(11,893,455)	(21,366,224)
Investor Shares
From net investment income	–	–
From net realized gains on investments	–	–
Total distributions	(11,893,455)	(21,766,184)

CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions (Note 2)	5,288,643	1,582,539
Redemption fees	4	441
Net increase/(decrease) from share transactions	5,288,647	1,582,980

Total increase/(decrease)	11,575,958	26,736,602

NET ASSETS:
Beginning of period	201,270,931	174,534,329
End of period*	$212,846,889	$201,270,931

*Including accumulated net investment loss	$(266,407)	$(166,506)

See Notes to Financial Statements
22	centuryfunds.com

Statements of Changes in Net Assets

Century Small Cap Select Fund		Century Growth Opportunities Fund
For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013

$(1,344,575)	$(962,493)	$(347,429)	$(273,374)
43,377,938	64,324,461	11,006,323	8,886,734
(27,650,617)	45,785,839	(6,039,877)	16,179,917
14,382,746	109,147,807	4,619,017	24,793,277

–	–	–	(173,998)
(14,835,365)	–	(987,358)	–

–	–	–	–
(6,531,756)	–	–	–
(21,367,121)	–	(987,358)	(173,998)

(12,758,357)	(73,741,581)	(10,786,253)	(25,491,806)
878	11,434	–	–
(12,757,479)	(73,730,147)	(10,786,253)	(25,491,806)

(19,741,854)	35,417,660	(7,154,594)	(872,527)

428,861,904	393,444,244	93,412,924	94,285,451
$409,120,050	$428,861,904	$86,258,330	$93,412,924

$(4,007,617)	$(2,663,042)	$(907,459)	$(560,030)

Semi-Annual Report | April 30, 2014	23

CENTURY FUNDS	Financial Highlights
CENTURY SHARES TRUST INSTITUTIONAL SHARES	For a share outstanding throughout the periods presented

	For the Six Months Ended April 30, 2014		For the Year Ended October 31,
	(Unaudited)		2013	2012	2011	2010
NET ASSET VALUE, BEGINNING OF PERIOD	$22.41		$19.81	$20.66	$19.65	$16.84

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.01)		0.03	0.05	(0.02)	(0.01)
Net realized and unrealized gain on investments	1.99		5.09	1.28	1.93	2.82
Total income from investment operations	1.98		5.12	1.33	1.91	2.81
LESS DISTRIBUTIONS FROM:
Net investment income	–		(0.05)	(0.06)	(0.01)	(0.00	)(b)
Net realized gain on investment transactions	(1.33)		(2.47)	(2.12)	(0.89)	–
Total distributions	(1.33)		(2.52)	(2.18)	(0.90)	(0.00	)(b)
REDEMPTION FEES	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
NET ASSET VALUE, END OF PERIOD	$23.06		$22.41	$19.81	$20.66	$19.65

TOTAL RETURN	9.15	%(c)	28.85%	7.63%	9.79%	16.72%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$212,847		$201,271	$174,534	$178,201	$177,042
Ratio of expenses to average net assets	1.10	%(d)	1.11%	1.12%	1.13%	1.15%
Ratio of net investment income/(loss) to average net assets	(0.10	%)(d)	0.16%	0.24%	(0.10%)	(0.05%)

PORTFOLIO TURNOVER RATE	52	%(c)	39%	79%	72%	67%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements
24	centuryfunds.com

CENTURY FUNDS	Financial Highlights
CENTURY SMALL CAP SELECT FUND INSTITUTIONAL SHARES	For a share outstanding throughout the periods presented

	For the Six Months Ended April 30, 2014		For the Year Ended October 31,
	(Unaudited)		2013	2012	2011	2010
NET ASSET VALUE, BEGINNING OF PERIOD	$33.94		$26.27	$23.91	$20.99	$16.34

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.09)		(0.04)	(0.12)	(0.09)	(0.05)
Net realized and unrealized gain on investments	1.18		7.71	2.48	3.01	4.70
Total income from investment operations	1.09		7.67	2.36	2.92	4.65
LESS DISTRIBUTIONS FROM:
Net realized gain on investment transactions	(1.72)		–	–	–	–
Total distributions	(1.72)		–	–	–	–
REDEMPTION FEES	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, END OF PERIOD	$33.31		$33.94	$26.27	$23.91	$20.99

TOTAL RETURN	3.21	%(c)	29.20%	9.87%	13.86%	28.52%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$286,873		$300,833	$281,480	$254,724	$249,429
Ratio of expenses to average net assets	1.11	%(d)	1.12%	1.10%	1.11%	1.13%
Ratio of net investment loss to average net assets	(0.54	%)(d)	(0.14%)	(0.48%)	(0.37%)	(0.25%)

PORTFOLIO TURNOVER RATE	51	%(c)	91%	53%	75%	85%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements
Semi-Annual Report | April 30, 2014	25

CENTURY FUNDS	Financial Highlights
CENTURY SMALL CAP SELECT FUND INVESTOR SHARES	For a share outstanding throughout the periods presented

	For the Six Months Ended April 30, 2014		For the Year Ended October 31,
	(Unaudited)		2013	2012	2011	2010
NET ASSET VALUE, BEGINNING OF PERIOD	$32.78		$25.45	$23.25	$20.49	$16.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.14)		(0.13)	(0.21)	(0.17)	(0.11)
Net realized and unrealized gain on investments	1.15		7.46	2.41	2.92	4.60
Total income from investment operations	1.01		7.33	2.20	2.75	4.49
LESS DISTRIBUTIONS FROM:
Net realized gain on investment transactions	(1.72)		–	–	–	–
Total distributions	(1.72)		–	–	–	–
REDEMPTION FEES	0.00	(b)	0.00 (b)	0.00 (b)	0.01	0.00 (b)
NET ASSET VALUE, END OF PERIOD	$32.07		$32.78	$25.45	$23.25	$20.49

TOTAL RETURN	3.07	%(c)	28.80%	9.46%	13.47%	28.06%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$122,247		$128,029	$111,965	$116,678	$92,618
Ratio of expenses to average net assets	1.41	%(d)	1.41%	1.47%	1.48%	1.50%
Ratio of net investment loss to average net assets	(0.84	%)(d)	(0.44%)	(0.84%)	(0.71%)	(0.61%)

PORTFOLIO TURNOVER RATE	51	%(c)	91%	53%	75%	85%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements
26	centuryfunds.com

CENTURY FUNDS	Financial Highlights
CENTURY GROWTH OPPORTUNITIES FUND INSTITUTIONAL SHARES	For a share outstanding throughout the periods presented

	For the Six Months Ended April 30, 2014		For the Year Ended October 31,		For the Period November 17, 2010 (Inception) to October 31,
	(Unaudited)		2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$13.87		$10.81	$10.67	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)		(0.03)	(0.02)	(0.07)
Net realized and unrealized gain on investments	0.73		3.11	0.16	0.74
Total income from investment operations	0.68		3.08	0.14	0.67
LESS DISTRIBUTIONS FROM:
Net investment income	–		(0.02)	–	–
Net realized gain on investment transactions	(0.15)		–	–	–
Total distributions	(0.15)		(0.02)	–	–
REDEMPTION FEES	–		0.00 (b)	0.00 (b)	0.00	(b)
NET ASSET VALUE, END OF PERIOD	$14.40		$13.87	$10.81	$10.67

TOTAL RETURN	4.95	%(c)	28.54%	1.31%	6.70	%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$86,258		$93,413	$94,285	$7,323
Ratio of expenses to average net assets without giving effect to contractual expense agreement	1.12	%(d)	1.12%	1.20%	3.62	%(d)
Ratio of expenses to average net assets	1.10	%(d)	1.10%	1.10%	1.10	%(d)
Ratio of net investment loss to average net assets	(0.76	%)(d)	(0.27%)	(0.18%)	(0.64	%)(d)

PORTFOLIO TURNOVER RATE	77	%(c)	155%	148%	119	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements
Semi-Annual Report | April 30, 2014	27

CENTURY FUNDS	Notes to Financial Statements
April 30, 2014 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Century Capital Management Trust (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. Century Shares Trust, Century Small Cap Select Fund, and Century Growth Opportunities Fund (each a “Fund” and, collectively, the “Funds”) are diversified series of the Trust. The following are significant accounting policies consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States (GAAP).

The investment objective of Century Shares Trust is to seek long-term growth of principal and income. The investment objective of each of Century Small Cap Select Fund and Century Growth Opportunities Fund is to seek long-term capital growth.

A. Security Valuations — Equity securities are valued at the last reported sale price or official closing price on the primary exchange or market on which they are traded, as reported by an independent pricing service. If no sale price or official closing price is reported, market value is generally determined based on quotes or closing prices obtained from a quotation reporting system, established market maker, or reputable pricing service. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, fair value is generally determined using closing bid prices. In the absence of readily available market quotes, securities and other assets will be valued at fair value, as determined in good faith under procedures established by and under the general supervision of the Funds’ Board of Trustees. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value each business day.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	—	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2	—
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability;

Level 3	—
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

28	centuryfunds.com

CENTURY FUNDS	Notes to Financial Statements
April 30, 2014 (Unaudited)

The following is a summary of the inputs used as of April 30, 2014 in valuing the Funds’ investments carried at fair value:

Century Shares Trust
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$194,692,382	$–	$–	$194,692,382
Short-Term Investments	7,889,018	–	–	7,889,018
TOTAL	$202,581,400	$–	$–	$202,581,400

Century Small Cap Select Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$392,693,634	$–	$–	$392,693,634
Short-Term Investments	12,144,655	–	–	12,144,655
TOTAL	$404,838,289	$–	$–	$404,838,289

Century Growth Opportunities Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$84,347,725	$–	$–	$84,347,725
Short-Term Investments	2,114,611	–	–	2,114,611
TOTAL	$86,462,336	$–	$–	$86,462,336

*	At April 30, 2014 the Funds held investments in common stocks classified as Level 1, with corresponding major categories as shown on each Fund’s Portfolio of Investments.

The Funds recognize transfers into and out of all levels at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the period.

There were no securities classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

B. Security Transactions — Security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of the highest cost-method, for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may

Semi-Annual Report | April 30, 2014	29

CENTURY FUNDS	Notes to Financial Statements
April 30, 2014 (Unaudited)

subsequently be reclassified upon receipt of information from the issuer. The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets. Foreign dividend income is recorded on ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

C. Use of Estimates — The preparation of these financial statements in accordance with GAAP incorporates estimates made by management in determining the reported amounts of assets, liabilities, income and expenses of the Funds. Actual results could differ from those estimates.

D. Risks and Uncertainty — Century Shares Trust may invest a significant portion of assets in a limited number of companies. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies and therefore may experience greater price volatility than funds with more diversified portfolios.

Century Small Cap Select Fund concentrates its investments in certain industries detailed in the Portfolio of Investments, which subjects the Fund to the risks associated with those industries and may result in greater fluctuation in share value than is experienced in more diversified portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

Century Growth Opportunities Fund invests mainly in small-cap and mid-cap companies, which, historically, have been more volatile in price than the stocks of large-cap companies.

Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

At any given time, a significant portion of the assets of each Fund may be invested in securities of companies within the same market sector of the economy. Companies within the same sector often face similar issues and, consequently, may react similarly to changes in market conditions. If a Fund has a significant weighting in one or more sectors, it may be subject to more risk and price volatility.

E. Multiple Classes of Shares — Century Small Cap Select Fund offers two classes of shares, which differ in their respective distribution and service fees. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may differ by class. Because transfer agent fees include a per account fee, each class differs with respect to transfer agent fees incurred.

F. Redemption Fees — In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of each Fund for the benefit of the Fund’s remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and amounts are shown on the Statement of Changes in Net Assets.

30	centuryfunds.com

CENTURY FUNDS	Notes to Financial Statements
April 30, 2014 (Unaudited)

G. Income Tax Information and Distributions to Shareholders — Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and sufficient net investment income and net realized gains, if any, under Subchapter M of the Internal Revenue Code of 1986 (“Code”), as amended. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book and tax differences. Generally accepted accounting principles require that any distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital.

The net unrealized appreciation/depreciation of investments based on federal tax cost as of April 30, 2014 was as follows:

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
Gross appreciation on investments (excess of value over tax cost)	$52, 745,225	$86,762,479	$16,495,006
Gross depreciation on investments (excess of tax cost over value)	(719,983)	(12,432,062)	(1,694,899)
Net unrealized appreciation	$52,025,242	$74,330,417	$14,800,107
Cost of investments for federal income tax purposes	$150,556,158	$330,507,872	$71,662,229

The tax character of distributions paid by the Funds during the year ended October 31, 2013, were as follows:

Distributions Paid From:	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
Ordinary Income	$391,587	$0	$169,177
Long‐term capital gains	21,374,597	0	4,821
Total	$21,766,184	$0	$173,998

The tax character of distributions paid by the Funds during the period ended April 30, 2014, will be determined at the Funds’ fiscal year end, October 31, 2014.

During the year ended October 31, 2013, the funds utilized the following capital loss carryforwards:

Used October 31, 2013	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
	$–	$(43,614,763)	$(501,921)

As of October 31, 2013, each of the Funds had utilized all capital loss carryforwards available.

Semi-Annual Report | April 30, 2014	31

CENTURY FUNDS	Notes to Financial Statements
April 30, 2014 (Unaudited)

The Funds elect to defer to the period ending October 31, 2014, late year ordinary losses in the amounts of $166,506 for Century Shares Trust, $2,663,042 for Century Small Cap Select Fund and $560,030 for Century Growth Opportunities Fund.

As of April 30, 2014, the Funds had no uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended October 31, 2010, October 31, 2011, October 31, 2012, and returns to be filed for the year ended October 31, 2013, remain subject to examination by the Internal Revenue Service.

H. Indemnifications — In the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2. TRANSACTIONS IN SHARES

Century Shares Trust —The number of authorized shares is unlimited. Transactions in Institutional Class shares were as follows:

	Institutional
	For the Six Months Ended April 30, 2014 (Unaudited)		For the Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Sold	103,006	$2,349,604	76,251	$1,482,250
Issued to shareholders in reinvestment of distributions	488,619	10,734,961	1,095,688	19,733,349
	591,625	13,084,565	1,171,939	21,215,599
Repurchased	(343,252)	(7,795,922)	(998,357)	(19,633,060)
Net Increase	248,373	$5,288,643	173,582	$1,582,539

Century Small Cap Select Fund — The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

	Institutional
	For the Six Months Ended April 30, 2014 (Unaudited)		For the Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Sold	477,675	$16,433,926	1,565,973	$45,639,628
Issued to shareholders in reinvestment of distribution	432,124	14,381,100	–	–
	909,799	30,815,026	1,565,973	45,639,628
Repurchased	(1,162,576)	(40,174,090)	(3,415,043)	(105,149,014)
Net Decrease	(252,777)	$(9,359,064)	(1,849,070)	$(59,509,386)

32	centuryfunds.com

CENTURY FUNDS	Notes to Financial Statements
April 30, 2014 (Unaudited)

	Investor
	For the Six Months Ended April 30, 2014 (Unaudited)		For the Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Sold	135,586	$4,476,920	462,270	$13,100,017
Issued to shareholders in reinvestment of distribution	202,017	6,480,700	–	–
	337,603	10,957,620	462,270	13,100,017
Repurchased	(431,445)	(14,356,912)	(954,995)	(27,332,212)
Net Decrease	(93,842)	$(3,399,292)	(492,725)	$(14,232,195)

Century Growth Opportunities Fund —The number of authorized shares is unlimited. Transactions in Institutional Class shares were as follows:

	Institutional
	For the Six Months Ended April 30, 2014 (Unaudited)		For the Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Sold	207,727	$2,998,117	1,322,762	$16,005,747
Issued to shareholders in reinvestment of distributions	70,523	987,328	15,506	173,198
	278,250	3,985,445	1,338,268	16,178,945
Repurchased	(1,023,001)	(14,771,698)	(3,327,149)	(41,670,751)
Net Decrease	(744,751)	$(10,786,253)	(1,988,881)	$(25,491,806)

3. INVESTMENT SECURITIES TRANSACTIONS

Century Shares Trust purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $104,505,314 and $125,987,870, respectively, during the six months ended April 30, 2014.

Century Small Cap Select Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $212,016,326 and $248,438,961, respectively, during the six months ended April 30, 2014.

Century Growth Opportunities Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $69,250,269 and $81,821,635, respectively, during the six months ended April 30, 2014.

4. INVESTMENT ADVISER FEE

Century Shares Trust: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with Century Capital Management, LLC (“CCM”) pursuant to which CCM provides an investment program for Century Shares Trust. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets computed at the following annual rates: 0.80% of the first $500 million and 0.70% of the amounts exceeding $500 million.

Semi-Annual Report | April 30, 2014	33

CENTURY FUNDS	Notes to Financial Statements
April 30, 2014 (Unaudited)

Century Small Cap Select Fund: The Trust has entered into an Investment Advisory and Management Services Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory, management and administrative services to Century Small Cap Select Fund. Under the Agreement, the Fund pays a monthly management fee at the annual rate of 0.95% of the Fund’s average daily net assets.

Century Growth Opportunities Fund: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory services to Century Growth Opportunities Fund. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets at the following annual rates: 0.80% of the first $500 million and 0.75% thereafter.

5. ADMINISTRATION FEES

Century Shares Trust: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Shares Trust at the annual rate of 0.10% of the Fund’s average daily net assets.

Century Small Cap Select Fund: Per the Investment Advisory and Management Services Agreement between the Trust and CCM, Century Small Cap Select Fund may reimburse CCM for expenses associated with having the adviser’s personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services. No reimbursements were paid to CCM during the six months ended April 30, 2014.

Century Growth Opportunities Fund: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Growth Opportunities Fund at the annual rate of 0.10% of the Fund’s average daily net assets.

CCM has entered into a Sub-Administration Agreement with ALPS Fund Services, Inc. (“ALPS”) pursuant to which ALPS provides certain administrative services to each Fund on behalf of CCM. CCM pays ALPS a sub-administration fee for sub-administration services provided to each Fund.

6. DISTRIBUTION AND OTHER FEES

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act on behalf of Century Small Cap Select Fund. The Plan authorizes the Fund to pay up to 0.25% of the average daily net assets of the Fund’s Investor Shares class for distribution and shareholder services. The Plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.

The Trust has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing such services. Certain services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts.

34	centuryfunds.com

CENTURY FUNDS	Notes to Financial Statements
April 30, 2014 (Unaudited)

7. ADVISER REIMBURSEMENTS

Century Growth Opportunities Fund: CCM contractually agreed to limit the operating expenses of Century Growth Opportunities Fund to 1.10% of average daily net assets of the Institutional Shares.  The agreement will remain in effect through February 28, 2015 and may not be terminated prior to that date without the approval of the Board of Trustees.

For the six months ended April 30, 2014, the fee waivers and/or reimbursements were $11,041.

CCM is permitted to recoup amounts of prior fee reductions or expense reimbursements within thirty-six months after the day on which CCM earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below  the lower of the limit described above or any limit then in effect.

As of April 30 2014, the maximum amounts subject to recoupment by the Fund in each fiscal year, pursuant to the aforementioned conditions are as follows:

Expires on or before October 31,
2014	2015	2016	2017
$66,408	$73,469	$21,059	$11,041

8. TRUSTEE AND OFFICER FEES

As of April 30, 2014, there were seven Trustees, six of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a retainer of $4,000 per calendar quarter from the Trust for his or her services. The chairperson of the Audit Committee receives an additional retainer of $1,125 per calendar quarter; the Lead Independent Trustee receives an additional retainer of $750 per calendar quarter; and the Chairpersons of the Oversight and Governance Committee and Nominating Committee each receive an additional retainer of $375 per calendar quarter.  In addition, each Independent Trustee is paid a fee of $5,500 for each meeting of the Board of Trustees attended or participated in, as the case may be. The Independent Trustees are not paid an additional fee from the Trust for attendance at and/or participation in meetings of the various committees of the Board. The Independent Trustees are also reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on the financial statements.

Semi-Annual Report | April 30, 2014	35

CENTURY FUNDS	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short‐term redemption fees and wire fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expense Ratio(a)	Expenses Paid During Period November 1, 2013 to April 30, 2014(b)
Century Shares Trust
Institutional Shares
Actual	$1,000.00	$1,091.50	1.10%	$5.70
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51
Century Small Cap Select Fund
Institutional Shares
Actual	$1,000.00	$1,032.10	1.11%	$5.59
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	1.11%	$5.56
Investor Shares
Actual	$1,000.00	$1,030.70	1.41%	$7.10
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.41%	$7.05
Century Growth Opportunities Fund
Institutional Shares
Actual	$1,000.00	$1,049.50	1.10%	$5.59
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

36	centuryfunds.com

CENTURY FUNDS	Privacy Policy
April 30, 2014 (Unaudited)

Century Capital Management and the Century Funds are committed to maintaining the confidentiality, integrity and security of your personal information and financial data. We consider this information to be private and held in confidence between you and Century. This is to inform you of our policies to protect the privacy of your nonpublic personal information.

Information We Collect
When you invest in the Century Funds, we collect certain nonpublic personal information about you, which we use to open and service your account and respond to your requests. This information includes your name, address, tax identification number, birth date, investment selection, beneficiary information and possibly personal bank account information. It also includes information about your transactions and account history, as well as information that we may receive from third parties, such as financial advisers, consumer reporting agencies, and consultants.

Disclosure Policy
We do not disclose nonpublic personal information about current or former shareholders or customers to any third parties except as necessary to process a transaction, service an account, or as otherwise permitted by law. For example, the Century  Funds use a third party transfer agent who uses your information only to process or analyze transactions that you have requested. Our contracts with such parties contain provisions restricting their use of your nonpublic personal information to those purposes for which they were hired. We do not sell non‐public personal information to anyone.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees and service providers involved in administering or servicing your account or helping us meet our regulatory obligations. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

Semi-Annual Report | April 30, 2014	37

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Fund Information

PORTFOLIO HOLDINGS
Each fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the fund’s fiscal year on Form N-Q. The Forms N-Q are available on the SEC’s website at http://www.sec.gov, and they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING
A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities and each fund’s proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the funds’ proxy voting policies and procedures and proxy voting record on the SEC’s website at http://www.sec.gov.

FOR MORE INFORMATION
For more information about the Century Funds, please call 1-800-303-1928.

Regular Mailing Address: Century Funds P.O. Box 588 Portland, ME 04112	Overnight Mailing Address: Century Funds c/o Atlantic Shareholder Services, LLC 3 Canal Plaza, Ground Floor Portland, ME 04101

Investment Adviser Century Capital Management, LLC 100 Federal Street Boston, MA 02110	Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Item 2.	Code of Ethics.

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11.	Controls and Procedures.

(a)           The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b)           There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust

By:	/s/ Alexander L. Thorndike
Alexander L. Thorndike, Chairman

Date:	July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alexander L. Thorndike
Alexander L. Thorndike, Principal Executive Officer

Date:	July 7, 2014

By:	/s/ Julie Smith
Julie Smith, Principal Financial Officer

Date:	July 7, 2014